UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2014

CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-12551	84-1250533
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 First Stamford Place, Stamford, CT	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 595−3000

Not Applicable
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ]	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ]	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On June 26, 2014, Cenveo Corporation (“Cenveo”), a wholly-owned subsidiary of Cenveo, Inc. (the “Company”), completed the issuance and sale of $540 million aggregate principal amount of its 6.000% Senior Priority Secured Notes due 2019 (the “Senior Notes”) and $250 million aggregate principal amount of its 8.500% Junior Priority Secured Notes due 2022 (the “Junior Notes”) in a previously announced private placement to “qualified institutional buyers” in the United States, as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act (the “Notes Offerings”).

The Senior Notes were issued pursuant to an Indenture, dated as of June 26, 2014 (the “Senior Indenture”), by and among Cenveo, the Company, the other guarantors named therein and The Bank of New York Mellon, as trustee and collateral agent.  The Senior Notes will mature on August 1, 2019. The interest on the Senior Notes is payable semi-annually on February 1 and August 1 of each year, commencing August 1, 2014. The Senior Notes and the guarantees of the Senior Notes are Cenveo’s and the guarantors’ senior secured obligations. The Senior Notes are unconditionally guaranteed on a senior secured basis by the Company and substantially all of the Company’s North American subsidiaries (other than Cenveo).  The indebtedness evidenced by the Senior Notes may be accelerated upon the occurrence of events of default under the Senior Indenture, which are customary for securities of this nature. Copies of the Senior Indenture and the form of guarantees of the Senior Notes are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Junior Notes were issued pursuant to an Indenture, dated as of June 26, 2014 (the “Junior Indenture”), by and among Cenveo, the Company, the other guarantors named therein and The Bank of New York Mellon, as trustee and collateral agent.  The Junior Notes will mature on September 15, 2022. The interest on the Junior Notes is payable semi-annually on March 15 and September 15 of each year, commencing September 15, 2014. The Junior Notes and the guarantees of the Junior Notes are Cenveo’s and the guarantors’ junior secured obligations. The Junior Notes are unconditionally guaranteed on a junior secured basis by the Company and substantially all of the Company’s North American subsidiaries (other than Cenveo).  The indebtedness evidenced by the Junior Notes may be accelerated upon the occurrence of events of default under the Junior Indenture, which are customary for securities of this nature. Copies of the Junior Indenture and the form of the guarantees of the Junior Notes are filed as Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The descriptions of the Senior Indenture, the Junior Indenture and the related guarantees contained in this Current Report on Form 8-K are qualified in their entirety by reference to the complete text of the Senior Indenture, the Junior Indenture, and the applicable guarantee, respectively, as well as the Intercreditor Agreement, dated as of June 26, 2014, among Cenveo, the Company, the other guarantors of the Senior Notes, Bank of America, N.A., as ABL Agent (the “ABL Agent”), and The Bank of New York Mellon, as

collateral agent with respect to the Senior Notes (the “Senior Collateral Agent”), and the Intercreditor Agreement, dated as of June 26, 2014, among Cenveo, the Company, the other guarantors of the Senior Notes and the Junior Notes, the Senior Collateral Agent, the ABL Agent, and The Bank of New York Mellon, as collateral agent with respect to the Junior Notes, copies of which are filed as Exhibit 4.5 and Exhibit 4.6, respectively.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.03    Material Modification to Rights of Security Holders.

On June 26, 2014, using the proceeds from the Notes Offerings, Cenveo deposited $435,304,777.78 with Wells Fargo Bank, National Association, as trustee (the “8.875% Trustee”) for Cenveo’s 8.875% Second Lien Notes due 2018 (the “8.875% Notes”), to be applied toward the redemption of the 8.875% Notes and to satisfy and discharge Cenveo’s obligations under the Indenture, dated as of February 5, 2010, as amended and supplemented, among Cenveo, the Company, the other guarantors party thereto and the 8.875% Trustee.  Cenveo’s obligations under such Indenture were satisfied and discharged on June 26, 2014, and the 8.875% Notes will be redeemed in full on July 29, 2014.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
4.1
Indenture, dated as of June 26, 2014, by and among Cenveo, Inc., Cenveo Corporation, the other guarantors named therein and The Bank of New York Mellon, as Trustee and Collateral Agent, relating to the 6.000% Senior Priority Secured Notes due 2019.

4.2	Form of Guarantee issued by Cenveo, Inc. and the other guarantors named therein relating to the 6.000% Senior Priority Secured Notes due 2019 (included in Exhibit D to Exhibit 4.1).
4.3
Indenture, dated as of June 26, 2014, by and among Cenveo, Inc., Cenveo Corporation, the other guarantors named therein and The Bank of New York Mellon, as Trustee and Collateral Agent, relating to the 8.500% Junior Priority Secured Notes due 2022.

4.4	Form of Guarantee issued by Cenveo, Inc. and the other guarantors named therein relating to the 8.500% Junior Priority Secured Notes due 2022 (included in Exhibit D to Exhibit 4.3).
4.5
Intercreditor Agreement, dated as of June 26, 2014, by and among Cenveo, Inc., Cenveo Corporation, the other guarantors named therein, Bank of America, N.A., as ABL Agent, and The Bank of New York Mellon, as Collateral Agent with respect to the Senior Notes.

4.6	Intercreditor Agreement, dated as of June 26, 2014, by and among Cenveo, Inc.,

Cenveo Corporation, the other guarantors named therein, Bank of America, N.A., as ABL Agent, The Bank of New York Mellon, as Collateral Agent with respect to the Senior Notes, and The Bank of New York Mellon, as Collateral Agent with respect to the Junior Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 30, 2014

CENVEO, INC.

By:	/s/ Scott J. Goodwin
Scott J. Goodwin
Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
4.1
Indenture, dated as of June 26, 2014, by and among Cenveo, Inc., Cenveo Corporation, the other guarantors named therein and The Bank of New York Mellon, as Trustee and Collateral Agent, relating to the 6.000% Senior Priority Secured Notes due 2019.

4.2	Form of Guarantee issued by Cenveo, Inc. and the other guarantors named therein relating to the 6.000% Senior Priority Secured Notes due 2019 (included in Exhibit D to Exhibit 4.1).
4.3
Indenture, dated as of June 26, 2014, by and among Cenveo, Inc., Cenveo Corporation, the other guarantors named therein and The Bank of New York Mellon, as Trustee and Collateral Agent, relating to the 8.500% Junior Priority Secured Notes due 2022.

4.4	Form of Guarantee issued by Cenveo, Inc. and the other guarantors named therein relating to the 8.500% Junior Priority Secured Notes due 2022 (included in Exhibit D to Exhibit 4.3).
4.5
Intercreditor Agreement, dated as of June 26, 2014, by and among Cenveo, Inc., Cenveo Corporation, the other guarantors named therein, Bank of America, N.A., as ABL Agent, and The Bank of New York Mellon, as Collateral Agent with respect to the Senior Notes.

4.6
Intercreditor Agreement, dated as of June 26, 2014, by and among Cenveo, Inc., Cenveo Corporation, the other guarantors named therein, Bank of America, N.A., as ABL Agent, The Bank of New York Mellon, as Collateral Agent with respect to the Senior Notes, and The Bank of New York Mellon, as Collateral Agent with respect to the Junior Notes.